UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                           Form 8-K/A
                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934

Date of Report (Date of earliest event reported) October 27, 1997




                       ARDEN REALTY, INC.
     (Exact name of registrant as specified in its charter)



  Maryland                         1-12193           95-4578533
(State or other jurisdiction   (Commission        (I.R.S. Employer
 of incorporation)              File Number)       Identification No.)



9100 Wilshire Boulevard,
East Tower, Suite 700
Beverly Hills, California                         90212
(Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:    (310) 271-8600

 Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired

Northpoint

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statements of Revenue and Certain Expenses for the Year
      Ended December 31, 1996
   Notes to Statements of Revenue and Certain Expenses

145 South Fairfax

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year
      Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

Bernardo Regency

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year
      Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

Thousand Oaks Portfolio

Combined Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Combined Statement of Revenue and Certain Expenses for the
      Year Ended December 31, 1996
   Notes to Combined Statement of Revenue and Certain Expenses

(b)  Pro forma financial information.

  Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 (Unaudited)

  Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 (Unaudited)

  Notes to the Pro Forma Condensed Consolidated Financial
     Statements (Unaudited)







                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Northpoint for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Northpoint. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Northpoint for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP

Los Angeles, California
October 21, 1997
                           NORTHPOINT
            STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996
                          (In Thousands)



Revenue
Rental                                               $ 2,809
Tenant recoveries                                        229
Parking - net of expenses                                172
Total revenue                                          3,210

Certain Expenses
Property operating and maintenance                       893
Real estate taxes                                        165
Insurance                                                 15
Total certain expenses                                 1,073
Excess of revenue over certain expenses              $ 2,137

See accompanying notes to statement of revenue and certain expenses.

                           NORTHPOINT
           NOTES TO STATEMENT OF REVENUES AND EXPENSES
              For the year ended December 31, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of Northpoint (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the
"Company"), from a nonaffiliated third party. The Property was acquired on October 21, 1997 for $21,800,000 and has approximately 104,235 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                           NORTHPOINT
           NOTES TO STATEMENT OF REVENUES AND EXPENSES
              For the year ended December 31, 1996

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                          $3,096,000
1998                                           2,764,000
1999                                           2,462,000
2000                                           2,462,000
2001                                           2,256,000
Thereafter                                            --
                                             $13,040,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December
31, 1996, one of the Property's tenants accounted for approximately 80% of the Property's aggregate annualized base rent.




                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 145 South Fairfax for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 145 South Fairfax. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 145 South Fairfax for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP

Los Angeles, California
November 19, 1997

                        145 SOUTH FAIRFAX
            STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996
                          (In Thousands)



Revenue
Rental                                               $ 1,012
Tenant recoveries                                         45
Parking income                                            51
Total revenue                                          1,108

Certain Expenses
Property operating and maintenance                       313
Real estate taxes                                         70
Insurance                                                 17
Total certain expenses                                   400
Excess of revenue over certain expenses              $   708

See accompanying notes to statement of revenue and certain expenses.

                        145 SOUTH FAIRFAX
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of 145 South Fairfax (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired on October 29, 1997 for $7,400,000 and has approximately 54,429 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                        145 SOUTH FAIRFAX
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                          $  852,000
1998                                             812,000
1999                                             727,000
2000                                             196,000
2001                                             459,000
Thereafter                                     1,002,000
                                              $4,048,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At
December 31, 1996, five of the Property's tenants accounted for approximately 54% of the Property's aggregate annualized base rent.




                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Bernardo Regency for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Bernardo Regency. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Bernardo Regency Centre for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP

Los Angeles, California
October 14, 1997


                        BERNARDO REGENCY
            STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996
                          (In Thousands)



Revenue:
Rental                                               $   666
Tenant recoveries                                         12
Total revenue                                            678

Certain Expenses:
Property operating and maintenance                       123
Real estate taxes                                         39
Insurance                                                 29
Total certain expenses                                   191
Excess of revenue over certain expenses              $   487

See accompanying notes to statement of revenue and certain expenses.

                        BERNARDO REGENCY
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of Bernardo Regency (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired on October 29, 1997 for $6,550,000 and has approximately 47,916 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                        BERNARDO REGENCY
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                          $  566,000
1998                                             630,000
1999                                             483,000
2000                                             342,000
2001                                              74,000
Thereafter                                        26,000
                                              $2,121,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At
December 31, 1996, one of the Property's tenants accounted for approximately 19% of the Property's aggregate annualized base rent.





                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of the Thousand Oaks Portfolio for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the Thousand Oaks Portfolio. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the combined revenue and expenses of the properties.

In our opinion, the combined statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Thousand Oaks Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP



Los Angeles, California
October 3, 1997

                     THOUSAND OAKS PORTFOLIO
       COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996
                          (In Thousands)



Revenue
Rental                                               $ 3,165
Other income                                               4
Total revenue                                          3,169

Certain Expenses
Property operating and maintenance                       485
Real estate taxes                                        194
Insurance                                                 41
Total certain expenses                                   720
Excess of revenue over certain expenses              $ 2,449

See accompanying notes to combined statement of revenue and certain expenses.

                     THOUSAND OAKS PORTFOLIO
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying combined statement of revenue and certain expenses include the combined operations of six Commercial Office Properties located in Southern California (the "Properties") which were acquired by Arden Realty, Inc., a Maryland corporation (the "Company"), from the same nonaffiliated third party ("Silagi"). The Properties were acquired on October 28, 1997 for $35,100,000 and have approximately 254,792 rentable square feet.

 The properties are as follows:

 Property                                   Square feet
 Rancho Plaza                                   24,057
 Thousand Oaks Plaza                            13,434
 Pennsfield Plaza                               21,202
 Conejo Business Center                         69,017
 Marin Corporate Center                         51,360
 Evergreen  Plaza (Acquired by
 Silagi and is included in ths                  75,722
 statement as of July 18, 1996)

Basis of Presentation

The accompanying combined statement has been prepared to comply with the rules and regulations of the Securities and Exchange
Commission.

The accompanying combined statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Properties.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

                     THOUSAND OAKS PORTFOLIO
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies
(Continued)

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

 1997                                         $3,452,000
 1998                                          3,476,000
 1999                                          2,919,000
 2000                                          2,315,000
 2001                                          1,837,000
 Thereafter                                    3,473,000
                                             $17,472,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Properties are generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.




                       ARDEN REALTY, INC.
      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                           (Unaudited)

     The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 is presented as if the acquisitions of properties acquired subsequent to September 30, 1997, including the properties described in Item 2 of the related form 8-K filed on November 12, 1997 (the "1997 Fourth Quarter Acquisitions") had been consummated on September 30, 1997.

      The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if: (i) the consummation of the IPO and related formation transactions in connection with the IPO; (ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); and (iii) the acquisition of the 1997 Fourth Quarter Acquisitions had occurred at January 1, 1996.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                       ARDEN REALTY, INC.

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                    As of September 30, 1997
                           (Unaudited)
                         (in thousands)


                           Arden       1997 Fourth          Arden
                        Realty, Inc.     Quarter          Realty, Inc.
                                       Acquisitions(A)     Pro Forma
        ASSETS
Commercial office
   properties - net      $925,539         $70,950          $996,489
Cash and cash
   equivalents              6,945          (1,900)            5,045
Restricted cash             4,000              --             4,000
Rents and other
   receivables              3,932              --             3,932
Mortgage notes
   receivable - net        14,392              --            14,392
Deferred rent               8,033              --             8,033
Prepaid financing and
   leasing costs - net     10,996              --            10,996
Prepaid expenses and
other assets                4,264            (650)            3,614
   Total assets          $978,101         $68,400        $1,046,501

                 LIABILTIES AND STOCKHOLDERS' EQUITY

Mortgage loans payable   $180,000         $12,200           192,200
Unsecured lines of
   credit                  45,900          56,200           102,100
Accounts payable and
   accrued expenses        17,013              --            17,013
Security deposits           5,986              --             5,986
Dividends and
   distributions payable   14,177              --            14,177
  Total liabilities       263,076          68,400           331,476
Minority interests in
   Operating Partnership   47,178              --            47,178
Stockholders' equity:
   Common stock               354              --               354
   Additional paid-in
      capital             667,493              --           667,493
Retained earnings              --              --                --
   Total stockholders'
      equity              667,847              --           667,847
   Total liabilities
     and stocholders'
     equity              $978,101         $68,400        $1,046,501

                       ARDEN REALTY, INC.

    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
          For the Nine Months Ended September 30, 1997
                           (Unaudited)
              (in thousands, except per share data)
                                     Pro Forma Adjustments
                                     Pre-Acquisition
                                      Period for
                                      the 1997
                                       Fourth
                          Arden        Quarter          Other       Arden  Realty,
                       Realty, Inc.  Acquisitions(C)  Adjustments   Inc. Pro Forma

Revenues
  Rental                 $80,740          6,788         $   40(D)      $87,568
  Tenant reimbursements    3,593            299             --           3,892
   Parking-net             5,267            194             --           5,461
   Other                   1,451              7             --           1,458
                          91,051          7,288             40          98,379
Other income                 563             --             --             563
   Total revenue          91,614          7,288             40          98,942

Expenses
   Property expenses      29,175          1,986            121(F)       31,282
   REIT general
    and administrative     2,828             --            172(G)        3,000
   Interest               13,723             --          3,505(H)       17,228
   Loss on valuation
     of derivative         3,111             --             --           3,111
   Depreciation and
    amortization          13,261             --          1,067(I)       14,328
Total expenses            62,098          1,986          4,865          68,949

Income before
   minority interests     29,516          5,302         (4,825)         29,993
Minority interests        (3,105)            --            (50)(J)      (3,155)
Net income               $26,411         $5,302        $(4,875)        $26,838

Weighted average
  common shares           25,440                                        25,440
  outstanding before
  the conversion of
  OP Units

Net income per
   common share            $1.04                                         $1.05

                     See accompanying notes

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)

                                                       Pro  Forma Adjustments

                            Arden              Arden            Equity in
                         Realty, Inc.      Predecessors         Net Loss of
                         Consolidated          Combined         Noncombined           Pre-acquisition
                       Oct. 9, 1996 to     Jan. 1, 1996 to   Entites Jan. 1, 1996  Period for the 1996
                        Dec. 31, 1996        Oct. 8, 1996      to Oct. 8, 1996        Acquisitions(B)

Revenues
   Rental                  $17,041             $32,287               $12,828          $23,095
   Tenant reimbursements       803               2,031                   243              733
   Parking-net               1,215               3,692                   846            1,161
   Other                       375               1,125                   357              606
                            19,434              39,135                14,274           25,595
   Other income                138               1,330                    --               --
Total revenues              19,572              40,465                14,274           25,595

Expenses
Property expenses            6,005              14,224                 6,053           11,449
General and administrative     753               1,758                    --               --
Interest                     1,280              24,521                 7,356               --
Depreciation and
   amortization              3,108               5,264                 2,705               --
Total expenses              11,146              45,767                16,114           11,449

Equity in net (loss) of         --                (336)                  336               --
   noncombined entities
Income (loss) before         8,426              (5,638)               (1,504)          14,146
   minority interests and
   extraordinary items
Minority interests            (993)                721                  (721)              --

Income (loss) before         7,433              (4,917)               (2,225)          14,146
   extraordinary items
Extraordinary (loss)       (13,105)              1,877                    --               --
   gain on early
   extinguishment
   of debt, net of
   minority interests
   share

Net (loss) income         $ (5,672)            $(3,040)              $(2,225)         $14,146

Weighted average            21,680
   common shares
   outstanding
   before
   conversion of
   OP Units
Net (loss) income           $(0.26)
   per common share

                           1997 Fourth
                               Quarter          Other        Arden Realty,
                           Acquisitions(C)    Adjustments    Inc. Pro Forma

Revenues
   Rental                      $7,652          $  376(D)          $93,279
   Tenant reimbursements          286              --               4,096
   Parking-net                    223              --               7,137
   Other                            4              --               2,467
                                8,165             376             106,979
   Other income                   --           (1,253)(E)             215
Total revenues                  8,165            (877)            107,194

Expenses
  Property expenses             2,384             269(F)           40,384
General and
  administrative                   --           1,489(G)            4,000
Interest                           --         (17,393)(H)          15,764
Depreciation and                   --           4,115(I)           15,192
amortization
Total expenses                  2,384         (11,520)             75,340

Equity in net                      --              --                  --
  (loss) of
  noncombined entities
Income (loss)                   5,781          10,643              31,854
   before minority
   interests and
   extraordinary items
Minority interests                 --          (2,817)(J)          (3,810)

Income (loss) before            5,781           7,826              28,044
   extraordinary items
Extraordinary (loss) gain          --          11,228(K)               --
   on early extinguishment
   of debt, net of minority
   interests share

Net (loss) income               $5,781        $19,054            $28,044

Weighted average                                                  21,680
   common shares
   outstanding before
   conversion of OP Units
Net (loss) income                                                  $1.29
   per common share

                             See accompanying notes.

                        ARDEN REALTY, INC.

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                           STATEMENTS

                           (Unaudited)
                          (in thousands)


1.   Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

  The adjustments to the Pro Forma Condensed Consolidated
  Balance Sheet as of September 30, 1997 are as follows:

A.   Acquisition of the 1997 Fourth Quarter Acquisitions with
     $2,550,000 of cash and deposits and with proceeds of $12,200,000 of mortgage loans payable and $56,200,000 on the unsecured line of credit.

  Purchase price and actual and estimated additional closing costs of the 1997 Fourth Quarter Acquisitions are as follows:

1997  Fourth Quarter Acquisitions          Purchase Price

Northpoint                                   $ 21,900
145 South Fairfax                               7,400
Bernardo Regency                                6,550
Thousand Oaks Portfolio                        35,100
   Total                                     $ 70,950



2. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The pro forma adjustments reflected in the Pro Forma
Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are set forth below:

     B. Represents the preacquisition period for the 17 properties acquired in 1996.

                                1996 Acquisitions
                      For the Year Ended December 31, 1996

                         400                        Imperial                               10351
                      Corporate    5832    9665      Bank       100                 303    Santa    2730      Grand
                        Pointe     Bolsa  Wilshire   Tower    Broadway  Norwalk  Glenoaks  Monica  Wilshire   Avenue

Revenue
  Rental                 $390      $80     $548     $1,351      $1,554  $1,387    $1,980   $1,134   $  960       $--
  Tenant reimbursements   103       --       19         29         107      40        48       11      --         --
   Parking, net            28       10       58        124          88      66       129       99       43        --
   Other                   23       --       32         15          74       4       138        7       12        --
       Total revenues     544       90      657      1,519       1,823   1,497     2,295    1,251    1,015        --
Property expenses         123        8      203        574         581     578       956      551      451        --
Excess of revenue        $421      $82     $454       $945      $1,242  $  919    $1,339   $  700   $  564       $--
   over certain
   expenses

                           Burbank
                           Executive
                           Plaza and               Los
                           California             Angeles              Sumitomo   10350
                            Federal     Center    Corporate   5200 W.    Bank     Santa
                            Building   Promenade   Center     Century  Building   Monica   Total

Revenue
   Rental                    $2,156      $2,097    $5,882     $1,021     $1,926    $629    $23,095
   Tenant reimbursements         --          51       128        115         79       3        733
   Parking, net                 164          --        --         40        254      58      1,161
   Other                         --          --       288          2          9       2        606
Total revenues                2,320       2,148     6,298      1,178      2,268     692     25,595
Property expenses               976         982     2,881      1,188      1,070     327     11,449
Excess of                    $1,344      $1,166    $3,417     $  (10)    $1,198    $365    $14,146
   revenue over
   certain expenses

       C. Represents the actual preacquisition results for the 1997 Fourth Quarter Acquisitions:

              The 1997  Fourth Quarter Acquisitions
              For the Year Ended December 31, 1996

                                       145 South  Bernardo   Thousand Oaks
                            Northpoint  Fairfax    Regency   Portfolio(1)    Total

Revenue
   Rental                     $2,809     $1,012     $666        $3,165       $7,652
   Tenant reimbursements         229         45       12            --          286
   Parking, net                  172         51       --            --          223
   Other                          --         --       --             4            4
      Total revenues           3,210      1,108      678         3,169        8,165
Property expenses              1,073        400      191           720        2,384
Excess of revenue             $2,137     $  708     $487        $2,449       $5,781
  over certain expenses

(1) One of the six properties in the portfolio is included only as of July 18, 1996.

              The 1997 Fourth Quarter Acquisitions
          For the Nine Months Ended September 30, 1997

                                            145
                                           South   Bernardo    Thousand
                           Northpoint     Fairfax  Regency   Oaks Portfolio  Total
Revenue
   Rental                   $2,301         $748     $518          $3,221     $6,788
   Tenant reimbursements       235           58        6              --        299
   Parking,  net               159           35       --              --        194
   Other                         1            1       --               5          7
      Total revenues         2,696          842      524           3,226      7,288
Property expenses              833          302      159             692      1,986
Excess of revenue           $1,863         $540     $365          $2,534     $5,302
   over certain expenses


D.   Increase  in  rental  revenue to adjust the  1996
  Acquisitions and the 1997 Fourth Quarter Acquisitions to straightline rental revenue calculated as though the properties were purchased at January 1, 1996

E. Decrease in other income to eliminate nonrecurring construction fees which would not have been realized by the Company and certain management fees that will not be earned.

F. Increase in property general and administrative expenses related to additional property payroll costs relating to the 1997 Fourth Quarter Acquisitions for the period ended September 30, 1997 and to the 1996 Acquisitions and 1997 Fourth Quarter Acquisitions for the period ended December 31, 1996.

G. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.

                                         Nine Months Ended       Year Ended
                                         September 30, 1997   December 31, 1996

H.  Increase (decrease) in interest expense:

Decrease in interest expense                  $      --          $   (31,877)
 due to repayment of mortgage
 loans and lines of credit
Increase in interest                              2,703               13,218
  expense related to the new
  mortgage loan and line of
  credit with an interest rate
  of LIBOR plus 1.5% and LIBOR
  plus 1.45%, respectively,
  for the period ended
  December 31, 1996, and the
  increase in interest expense
  related to the increase to
  the line of credit with an
  interest rate ranging from
  LIBOR plus 1.45% to LIBOR
  plus 1.75% for the period
  ended September 30, 1997.
Increase in interest                               802                 1,071
  expense related to the
  mortgage notes payable
  assumed in connection with
  the 1997 Fourth Quarter
  Acquisitions with interest
  rates ranging from 7.875% to 9%
Increase in amortization of                         --                  195
  finance costs related to the
  line of credit
Net increase (decrease) in                   $   3,505          $   (17,393)
  interest expense


                                           Nine Months Ended    Year Ended
                                           September 30, 1997  December 31, 1996

I.  Increase in depreciation expense:

Increase in depreciation                          $1,067           $3,985
  expense to reflect a full
  nine months of depreciation
  for the 1997 Fourth Quarter
  Acquisitions for the nine
  months ended September 30,
  1997 and a full year of
  depreciation for the 1996
  Acquisitions and 1997 Fourth
  Quarter Acquisitions for the
  year ended December 31,
  1996, utilizing a 40 year
  useful life for buildings
  and a 10 year useful life
  for improvements
Increase in depreciation                              --             130
  due to the fair value of
  consideration paid in excess
  of book value of interests
  in properties acquired from
  nonaffiliates in connection
  with the completion of the IPO
Net increase in                                  $1,067           $4,115
  depreciation expense

J. To reflect adjustment for minority interest of 10.5% and 12% for the nine months ended September 30, 1997 and year ended
     December 31, 1996, respectively, in the Operating
     Partnership.

K. To eliminate net extraordinary loss related to early extinguishment of debt.


(c)  Exhibits.


                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ARDEN REALTY, INC.


Date:     November  24, 1997            By: /s/ Diana M. Laing
                                        Diana M. Laing
                                        Chief Financial Officer